IRON MASK MINING COMPANY
                                656 Cedar Street
                              Ponderay, Idaho 83852

                                                                  March 15, 2002

William W. Wells
President & CEO

To the Shareholders:

     I am pleased to invite you to attend the annual meeting of shareholders on April 12, 2002 at the West Coast/Westbank Convention Center, 475 River Parkway in Idaho Falls, Idaho, from 10:00 -12:00 A.M. Attached is the relevant information that should be evaluated in considering the business to be brought to the shareholders at the meeting.

     On behalf of the Board of Directors, I am pleased to announce that March 21, 2002 has been scheduled as the closing date for merger with two other Idaho firms where Iron Mask Mining Company (IMMC) will purchase these firms using its common stock through merger agreements. These two firms are Western Technology and Management, Inc. and Intrepid Engineering Services, Inc., both located in Idaho Falls, Idaho. Western Technology and Management is a technology firm that is managed by executives with several years of experience with construction and energy development activities. Intrepid Engineering Services is a general engineering firm that employs professional engineers licensed in several engineering disciplines conducting work mostly for the federal government.

     The Board of Directors believes this merger is a positive event for the Company. It will allow the company to exploit the engineering, technology and management capabilities of these two companies to more effectively develop the many mining properties existent within the company while at the same time expanding into other resource areas such as renewable energy and timber products.

     In response to this merger, the Board of Directors is recommending that the Company's name be changed and that the authorized shares of the Company be increased from its present level of 100,000,00 shares of common stock to 135,000,00. We have selected the name Intrepid Technology and Resources, Inc., which we feel more accurately reflects the true nature of the business of the combined companies, i.e., a high technology natural resource company including not only mining but also renewable energy resources and agriculture processing. The recapitalization will better enable us to acquire additional equity through private or public placements to fund the development of the Company's projects.

     Dr. Dennis D. Keiser has been selected by the Board of Directors to be the new President and CEO of the combined companies. He brings a wealth of management experience, especially in the renewable energy development area. His many years as an executive with a Fortune 300 firm will also provide the new company with business leadership.

     On my behalf, I would like to express my sincere thanks for the opportunity to have served as your President and CEO. I take pride in the fact that I, with the rest of the Board of Directors, have been successful in moving the company in a positive direction in bringing added value to the shareholders of the company.

Sincerely yours,

/s/ William W. Wells
--------------------

                            IRON MASK MINING COMPANY
                                656 CEDAR STREET
                              PONDERAY, IDAHO 83852

          NOTICE AND PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 12, 2002

To the Shareholders of Iron Mask Mining Company:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Iron Mask Mining Company, an Idaho corporation (the "Company"), will be held at the West Coast/West Bank Convention Center, 475 River Parkway, Idaho Falls, Idaho 83402., on the 12th April 12, 2002, at 10:00 a.m. Mountain Time for the following purpose:

     1. To elect five directors to the Board of Directors to serve for a one year term;

     2. To change the name of the company to Intrepid Technology And Resources, Inc.

     3. To increase the authorized shares of the company from 100,000,000 shares to 135,000,000.

     4. To ratify the mergers of the Company with Intrepid Engineering Services, Inc. and Western Technology And Management, Inc.

     5. To Amend the Articles Of Incorporation to specifically abrogate any preemptive rights of shareholders.

     6. To ratify the appointment of Mr. Ruland Williams, CPA as the principal accountant for the Company during 2002.

     7. To transact any and all other business that may properly come before the Meeting or any Adjournment(s) thereof.

     The Board of Directors has fixed the close of business on March 7, 2002 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of the Company's Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of the Company's 2001 Annual Report to Shareholders, in the form of the 10-K filed with the Securities and Exchange Commission, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at the principal offices of the Company set forth above for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS: ____________________________________________
                                    Robert L. Delaney, Vice-President
                                    Missoula, Montana - March 12, 2002


                            YOUR VOTE IS IMPORTANT

                            IRON MASK MINING COMPANY
                                656 CEDAR STREET
                              PONDERAY, IDAHO 83852

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 12, 2002



                    SOLICITATION AND REVOCABILITY OF PROXIES


     The accompanying proxy is solicited by the Board of Directors on behalf of Iron Mask Mining Company, an Idaho corporation (the "Company"), to be voted at the 2002 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on April 12, 2002 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     The executive offices of the Company are located at, and the principal mailing address of the Company is 656 Cedar Street, Ponderay, Idaho 83852.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed on or about March 13, 2002. The Company's Annual Report on Form 10-K (the "2006 Form 10-K"), which serves as the Annual Report to Shareholders, covering the Company's fiscal year ended June 30, 2001, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Robert J. Evans, Secretary, Iron Mask Mining Company, 656 Cedar Street, Ponderay, Idaho 83852; no such revocation shall be effective, however, until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

     In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of the Company's common stock, $0.005 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by the Company.

                                QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on March 7, 2002 (the "Record Date"). On the Record Date, there were 54,712,208 shares of Common Stock issued and outstanding.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and the Company's Bylaws (the "Idaho Bylaws") allow for cumulative voting rights for election of directors, only. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Abstentions   and  broker   non-votes  will  be  counted  for  purposes  of
determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal.

                                     SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

                                   The Meeting

Date, Time and Place of the Annual Meeting

     The Annual Meeting of Iron Mask Mining Company is scheduled to be held on April 12, 2002 at 10:00 a.m., at the West Coast/West Bank Convention Center, 475 River Parkway, Idaho Falls, Idaho 83402. See "Solicitation and Revocability of Proxies."

Record Date

     Only holders of record of shares of Common Stock at the close of business on March 7, 2002 are entitled to receive notice of and to vote at the Annual Meeting.

Vote Required

     Assuming the presence of a quorum at the Annual Meeting , the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for director of the Company, (ii) the change of the corporate name to Intrepid Technology And Resources, Inc., (iii) an increase of the authorized shares of the corporation from 100,000,000 shares to 135,000,000 shares, and (iv) to ratify the merger agreements the company has entered into with Intrepid Engineering Services, Inc. and Western Technology And Management, Inc., (v) to amend the Articles Of Incorporation to specifically abrogate any preemptive rights of shareholders and (vi) to approve the selection of Mr. Ruland Williams, CPA, as the principal accountant for the Company for 2002..

Accountants

     Ruland Williams, CPA, whose business address is 261 A St. Idaho Falls, Idaho 83401, has been selected by the Company to act as the principal accountant for 2002. Mr. Williams has not previously served as the accountant for the

Company, but has served Intrepid Engineering Services, Inc. and Western Technology And Management, Inc. in that capacity and is appointed by recommendation of those companies. It is not expected that the a representative of Mr. Williams' firm will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

Recommendations

     THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), FOR THE CHANGE OF THE COMPANY'S NAME TO INTREPID TECHNOLOGY AND RESOURCES, INC. ("PROPOSAL 2"), FOR THE INCREASE OF AUTHORIZED SHARES OF THE COMPANY FROM 100,000,000 TO 135,000,000 ("PROPOSAL 3"), FOR RATIFICATION OF THE MERGER AGREEMENTS WITH INTREPID ENGINEERING SERVICES, INC. AND WESTERN TECHNOLOGY AND MANAGEMENT, INC. ("PROPOSAL 4"), FOR THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF THE COMPANY TO SPECIFICALLY ABROGATE ANY PREEMPTIVE RIGHTS OF SHAREHOLDERS ("PROPOSAL 5") AND FOR THE RATIFICATION OF MR. RULAND WILLIAMS, CPA, AS THE PRINCIPAL ACCOUNTANT FOR THE COMPANY IN 2002 ("PROPOSAL 6").

                                   THE COMPANY

1.   Background

     The Company is a mining company engaged in exploration and development activities. The Company is pursuing opportunities within the mining industry as well as other industries. The Company filed Form 10-SB General Form for Registration of Securities with the Security and Exchange Commission on March 22, 2000. The Company's registration became effective on April 26, 2000. Iron Mask Mining Company's stock is listed on the electronic bulletin board. Public trading began in 2001. The Company's fiscal year end is June 30th. The Company's trading symbol is "IMKG."

     The Company was formed on May 16, 1957 and engaged in mining activities from 1957 to 1991. From 1991 to February, 1999, the Company was inactive. On March 5, 1999, the Company acquired 100% of the stock of Yellow Pine Resources, Inc., in exchange for 6,000,000 shares of the Company's common stock. On May 10, 2000, the Company entered into an agreement with American Diatomite, L.L. C., to develop, mine, and retain profits from 42 unpatented mining claims in exchange for a five year option to purchase the 42 mining claims for $3,000,000.00 from American Diatomite, L.L.C. The $3,000,000.00 purchase option price is exclusive of capital gains taxes incurred by American Diatomite, L.L.C. In addition, Iron Mask will pay a $10/ton royalty payment for diatomaceous earth sold and shipped from American Diatomite, L.L.C. Iron Mask acquired mineral rights in Montana for $3,877,700 by issuing 20,867,280 shares of its common stock.

     Since December, 2001, Iron Mask has issued stock for services rendered to the corporation and for prepaid consulting services.

     On January 18, 2002, the Company signed a letter of intent to merge with Intrepid Engineering Services, Inc. and Western Technology and Management, inc., both privately-held Idaho corporation, and on March 1, 2002 Merger Agreements were executed, subject to the completion of conditions precedent. The closing date for the mergers has been set for March 21, 2002.


2.   Security Ownership of Management and Principal Shareholders

     The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date by each person or group who owned, to the Company's knowledge, more than five percent of the Common Stock, each of the Company's directors, the Company's Chief Executive Officer, and all of the Company's directors and executive officers as a group.

Name of Beneficial Owner                                Amount of Ownership (1)                  Percent of Class
------------------------                                -----------------------                  ----------------
Cordoba Corporation                                            16,499,090                             30.16%
Donald L. Delaney (Director)                                    3,403,828                              6.22%
Robert L. Delaney (Director)                                    3,201,173                              5.85%
Jacob D. Dustin (Director)                                        187,500                              0.34%
Dennis D. Keiser (Director)                                       187,500                              0.34%
C. Bentley Roth (Director)                                        187,500                              0.34%
ALL OFFICERS AND DIRECTORS
AS A GROUP (4 PERSONS)                                          7,167,501                             13.10%


     The following table sets forth, as of December 31, 2001, information regarding the beneficial ownership of shares by each person known by the Company to own five percent or more of the outstanding shares, by each of the directors then holding office and by the officers and by each director and officer as a group then holding office, consisting of.

Name                                        Amount of                           Percent
of beneficial owner                         beneficial ownership                of class
-------------------                         --------------------                --------
Cordoba Corporation                          16,499,090                          31.38%
Donald L. Delaney (Director)                  3,603,828                           6.86%
Robert L. Delaney (Director                   3,367,180                           6.40%
Robert J. Evans (Director)                    1,609,862                           3.06%
William W. Wells (Director)                   2,100,534                           4.0%

All Officers and Directors
as a Group (4 persons)                       10,681,404                          20.32%


The three directors who have since been appointed, Jacob D. Dustin, Dennis D. Keiser and C. Bentley Roth, owned no shares as of December 31, 2001.


3.   Voting Intentions of Certain Beneficial Owners and Management.

     To be ratified by the Shareholders, Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6 each require the affirmative vote of a majority of the Company's outstanding voting securities present after quorum. The Company's directors and officers have advised the Company that they will vote the 7,167,501 shares owned or controlled by them FOR each of the Proposals in this Proxy Statement. These shares represent 13.10% of the outstanding common stock of the Company. Cordoba Corporation has advised the Company that it will vote the 16,499,090 shares owned by it FOR each of the Proposals in this Proxy Statement. These hares represent 30.16% of the outstanding common stock of the Company. The combined number of shares described above so indicating is 23,666,591 shares, representing 43.26% of the outstanding common stock of the Company.


4.   Additional Information.

     The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. The Company's Common Stock is traded through the Over The Counter Bulletin Board Service under the symbol "IMKG".

     The following documents filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act are incorporated herein by reference and made a part hereof:

     a.   The  Company's  Annual Report on Form 10-K for the year ended June 30,
          2001.

     b. The Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001.

     c. The Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 2001.

     All reports and documents filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. Any statement incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     The Company hereby undertakes to provide without charge to each person, including any beneficial owner, to whom a copy of this Proxy Statement has been delivered, on the written request of any such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference in this Proxy Statement, other than exhibits to such documents. Written requests for such copies should be directed to the Company at 656 Cedar St., Ponderay, Idaho 83852.

5.   Director Compensation

     Compensation awarded to Directors of the Company is listed below in response to question 7, "Remuneration and Executive Compensation."


6.   Compliance with Section 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Exchange Act") requires the Company's directors, officers and persons who own more than 10 percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("the Commission"). Directors, officers and greater than 10 percent beneficial owners are required by applicable regulations to furnish the Company with copies of all forms they file with the Commission pursuant to
Section 16(a). The Company has one shareholder whose beneficial ownership is greater than 10 percent of its registered Common Stock for purposes of Section 16(a).

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during fiscal 2001 all filing requirements applicable to its directors and executive officers were satisfied but that said directors and executive officers are not currently fully in compliance with regard to the current fiscal year..


7.   Remuneration and Executive Compensation

     During fiscal 2001 no compensation was awarded or paid to any of the directors or officers of the Company. ("named Executive Officers"). Other than as indicated in the table below, no executive officer of the Company received any annual compensation in the year ended June 30, 2001.

                           Summary Compensation Table
                            Annual Compensation Table

                                                 Annual Compensation               Long Term Compensation
                                            ------------------------------      ---------------------------
                                          Other    Restricted
                                          Annual   Stock           Options/   LTIP                     All Other
Name           Title      Year    Salary  Bonus    Compensation    Awarded    SARs (#)   payouts ($)   Compensation
----           -----      ----  --------- -----    ------------    -------    --------   -----------   ------------
NOT APPLICABLE.


     All of the foregoing amounts are estimates based upon the Company's internal forecast and budget. There can be no assurance that the amounts of compensation actually paid, or the persons to whom it is paid, will not differ materially from the above estimates.

     No options were granted to directors and officers of the Company during fiscal 2001.


8.   Information and Background of Officers and Directors

     The following table shows the positions held by the Company's officers and directors. The directors were appointed and will serve until the next annual meeting of the Company's stockholders, and until their successors have been elected and have qualified. The officers were appointed to their positions, and continue in such positions at the discretion of the directors.

Name                                         Age          Position
----                                         ---          --------
Nominee.       Donald L. Delaney             65           Director, Treasurer

Nominee.       Robert L. Delaney             62           Director

Nominee.       Dennis D. Keiser              62           Director, President, CEO

Nominee.       C. Bentley Roth               44           Director, Vice-President, Secretary, COO

Nominee.       Jacob D. Dustin               53           Director, Vice-President


     Donald L. Delaney has been actively involved in the lumber and mining industries, involving the acquisition of timberlands that have cumulatively involved approximately 100,000 acres of timber. Donald has extensive experience in the design, construction, and operation of wood processing facilities and has acted as a developer in various projects. Donald Delaney was a member of the Montana State Board of Forestry, the State Water Conservation Board, the State Planning Board, U.S. Luge Olympic Committee and has served as Director of Montana Chamber of Commerce, past Director of Timber Products Manufacturers Association and past Area Director of Western Wood Products Association.

     Robert L. Delaney has been actively involved in the lumber and mining industries. Robert has extensive experience in the design, construction, and operation of wood processing facilities and has acted as a developer in various real estate projects. Robert Delaney's accomplishments include serving as Area Director of Western Wood Products Association, Montana, Board member of Montana Wood Products Association, Director of Capital Investors Corporation, and President of Standbury Mining Corporation.

     Dennis D. Keiser, Ph.D., has thirty years experience managing and directing scientific and engineering research programs, organizations and associated facilities. His doctorate is in Mining Engineering, and he has most recently served as Chief Executive Officer of Western Technology And Management, Inc.

     C. Bentley Roth, a graduate of Montana State University with a degree in Construction Engineering, has extensive project management, corporate management, construction management, cost management, cost estimating, field engineering, scheduling and contract management experience spanning twenty-one years. He has most recently served as Chief Operating Officer of Intrepid Engineering Services, Inc.

     Jacob D. Dustin, Ph.D., P.E., has thirty years of documented success in increasingly responsible operational, academic and engineering leadership positions. He has extensive experience in managing large, diverse groups of engineers, scientists and technicians; controlling annual budgets in excess of $100,000,000.00; and establishing professional working relationships with both domestic and foreign government agencies, design/construction groups and architectural/engineering firms. He retired from the United States Air Force with the rank of Colonel and has a doctorate in Environmental Engineering.

                                 PROPOSAL NO. 1:
                            ELECTION OF BOARD MEMBERS

     The Bylaws of the Company provide that the number of directors that shall constitute the whole board shall be not less than three (3). The number of directors presently comprising the Board of Directors is five (5).

Nominees

     Unless otherwise directed in the enclosed proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the following named nominees for the office of director of the Company, to hold office until next annual meeting of the shareholders or until their respective successors shall have been duly elected and shall have qualified. Two of the nominees, Donald L. Delaney and Robert L. Delaney, are currently directors of the Company.

1.   Information Concerning Nominees

Name                                            Age          Position            Director/Officer Since
----                                            ---          --------            ----------------------
Nominee.       Donald L. Delaney                65           Director            1999

Nominee.       Robert L. Delaney                62           Director            1999

Nominee.       Dennis D. Keiser                 62           Director            2002

Nominee.       C. Bentley Roth                  44           Director            2002

Nominee.       Jacob D. Dustin                  53           Director            2002


     Donald L. Delaney has been actively involved in the lumber and mining industries, involving the acquisition of timberlands that have cumulatively involved approximately 100,000 acres of timber. Donald has extensive experience in the design, construction, and operation of wood processing facilities and has acted as a developer in various projects. Donald Delaney was a member of the Montana State Board of Forestry, the State Water Conservation Board, the State Planning Board, U.S. Luge Olympic Committee and has served as Director of Montana Chamber of Commerce, past Director of Timber Products Manufacturers Association and past Area Director of Western Wood Products Association.

     Robert L. Delaney has been actively involved in the lumber and mining industries. Robert has extensive experience in the design, construction, and operation of wood processing facilities and has acted as a developer in various real estate projects. Robert Delaney's accomplishments include serving as Area Director of Western Wood Products Association, Montana, Board member of Montana Wood Products Association, Director of Capital Investors Corporation, and President of Standbury Mining Corporation.

     Dennis D. Keiser, Ph.D., has thirty years experience managing and directing scientific and engineering research programs, organizations and associated facilities. His doctorate is in Mining Engineering, and he has most recently served as Chief Executive Officer of Western Technology And Management, Inc.

     C. Bentley Roth, a graduate of Montana State University with a degree in Construction Engineering, has extensive project management, corporate management, construction management, cost management, cost estimating, field engineering, scheduling and contract management experience spanning twenty-one years. He has most recently served as Chief Operating Officer of Intrepid Engineering Services, Inc.

     Jacob D. Dustin, Ph.D., P.E., has thirty years of documented success in increasingly responsible operational, academic and engineering leadership positions. He has extensive experience in managing large, diverse groups of engineers, scientists and technicians; controlling annual budgets in excess of $100,000,000.00; and establishing professional working relationships with both domestic and foreign government agencies, design/construction groups and architectural/engineering firms. He retired from the United States Air Force with the rank of Colonel and has a doctorate in Environmental Engineering.

     The Board of Directors does not contemplate that any of the above-named nominees for director will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company, except in the event that the contemplated mergers with Intrepid Engineering Services, Inc. and Western Technology And Management, Inc. fails to be consummated, in which case Dennis D. Keiser, C. Bentley Roth and Jacob D. Dustin, will resign, if already elected, or withdraw their names from consideration, if their election has not already occurred . Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the enclosed form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors. With the exception of Donald L. Delaney and Robert L. Delaney, who are brothers, no nominee is related by blood, marriage, or adoption to another nominee or to any executive officer of the Company or its subsidiaries or affiliates.

     Assuming the presence of a quorum, each of the nominees for director of the Company requires for his election the approval of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED FOR ELECTION AS A DIRECTOR.

                                 PROPOSAL NO. 2:
       CHANGE OF CORPORATE NAME TO INTREPID TECHNOLOGY AND RESOURCES, INC.

     The Board of Directors recommends that change of the corporate name from Iron Mask Mining Company to Intrepid Technology And Resources, Inc. The proposed change of name will more accurately reflect the changing dynamics of the Company's business and business opportunities. The change of name will not engender a change of the trading symbol, which will remain "IMKG". The proposed resolution reads:

     RESOLVED, that the name of this company be amended to be INTREPID TECHNOLOGY AND RESOURCES, INC.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR CHANGING THE NAME OF THE CORPORATION TO INTREPID TECHNOLOGY AND RESOURCES, INC.

                                 PROPOSAL NO. 3:
               INCREASE OF AUTHORIZED SHARES TO 135,000,000 SHARES

     The Board of Directors recommends the increase in the authorized shares of the Company from 100,000,000 shares to 135,000,000. The proposed increase will provide added flexibility for the financing that Company will be seeking to pursue its various projects, post-merger. The proposed resolution reads:

     RESOLVED, that the authorized shares of common stock of this company be 135,000,000 shares.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR INCREASING THE AUTHORIZED SHARES OF THE COMPANY TO 135,000,000.

                                 PROPOSAL NO. 4
RATIFICATION OF MERGER AGREEMENTS WITH INTREPID ENGINEERING SERVICES, INC. AND
                     WESTERN MANAGEMENT AND TECHNOLOGY, INC.


     The Board of Directors has approved and executed merger agreements with Intrepid Engineering Services, Inc. and Western Technology And Management, Inc., copies of which are attached hereto. The mergers are expected to be completed prior to the annual meeting of shareholders. Although shareholders' approval of the mergers is not required by law, the Board of Directors are giving the shareholders an opportunity to ratify the mergers pursuant to the merger agreements by this vote. The proposed resolution reads:

     RESOLVED, that the mergers of the Company with Intrepid Engineering Services, Inc. and Western Technology And Management, Inc. made pursuant to the terms of the respective Merger Agreements executed by the Company on or about March 1, 2002, be, and the same are, ratified.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFYING THE MERGERS OF THE COMPANY WITH INTREPID ENGINEERING SERVICES, INC. AND WESTERN TECHNOLOGY AND MANAGEMENT, INC. MADE PURSUANT TO THE TERMS OF THE RESPECTIVE MERGER AGREEMENTS EXECUTED BY THE COMPANY ON OR ABOUT MARCH 1, 2002.

                                 PROPOSAL NO. 5
                 ABROGATION OF PREEMPTIVE RIGHTS OF SHAREHOLDERS


     The Board of Directors recommends the amendment of the company's Articles Of Incorporation to specifically abrogate any and all preemptive rights. The Board Of Directors believes that such action was taken on or about May 24, 1980, but the language of the Articles Of Amendment are less than perfect to dispel all doubts. Accordingly, the Directors believe new Articles Of Amendment should be enacted with language crafted by legal counsel to assure that no argument can be made that any preemptive rights still obtain. The proposed resolution reads:

     WHEREAS, Articles Of Amendment were filed on or about May 24, 1980 which appear to have abrogated any previous preemptive rights in shareholders; and

     WHEREAS, said Articles Of Amendment were couched in language that could be improved to fully convey the intentions of the shareholders both then and now;

     NOW, THEREFORE, BE IT RESOLVED, that the Articles Of Incorporation be amended specifically to abrogate all preemptive rights.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR AMENDING THE ARTICLES OF INCORPORATION TO ABROGATE ANY PREEMPTIVE RIGHTS OF SHAREHOLDERS.

                                 PROPOSAL NO. 6
                           APPOINTMENT OF ACCOUNTANTS

     The Board of Directors have appointed and recommend ratification of Mr. Ruland Williams, CPA, whose business address is 261 A St. Idaho Falls, Idaho 83401, to act as the principal accountant for 2002. The proposed resolution reads:

     RESOLVED, that Mr. Ruland Williams, CPA, be ratified as the principal accountant of the Company for 2002.



THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF MR. RULAND WILLIAMS, CPA, AS PRINCIPAL ACCOUNTANT FOR THE COMPANY DURING 2002.